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                                                                    EXHIBIT 23.2


                          Independent Auditors' Consent


We consent to the incorporation by reference in this Registration Statement of Starbucks Corporation on Form S-8 of our report dated December 8, 2000, incorporated by reference in and attached as part of an exhibit to the Annual Report on Form 10-K of Starbucks Corporation for the year ended October 1, 2000.



DELOITTE & TOUCHE LLP

Seattle, Washington
September 28, 2001










J:\LLS\BENPLANS\Current Plans\Form S-8 for Bean Stock Plan (10-2001).doc